                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 1997

                                  Advanta Corp.
             (Exact name of registrant as specified in its charter)





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
      Delaware                                       0-14120                               23-1462070
(State or other jurisdiction                      (Commission File                       (IRS Employer
 of incorporation)                                    Number)                         Identification No.)


         Welsh & McKean Road, P.O. Box 844
              Spring House, Pennsylvania                                                      19477
      (Address of principal executive offices)                                             (Zip Code)
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       Registrant's telephone number, including area code: (215) 657-4000


          (Former name or former address, if changed since last report)
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Item 7.           Financial Statements and Exhibits.

(c)               Exhibits:

                  The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No.333-05701) on Form S-3 of the registrant and is filed herewith for incorporation by reference in such Registration Statement.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                Advanta Corp.
                                       (Registrant)

                                By:   /s/Elizabeth H. Mai
                                      ---------------------------------------
                                      Elizabeth H. Mai, Senior Vice President
                                      and General Counsel


Date:  September 26, 1997
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                                Index to Exhibits


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
Exhibit Number Per
Item 60l of
Regulation S-K                      Description of Document
------------------                  -----------------------
1                    Distribution Agreement, dated as of September 26, 1997, between
                     Advanta Corp. and Salomon Brothers Inc, Bear, Stearns & Co. Inc.,
                     Chase Securities Inc., Credit Suisse First Boston and Merrill Lynch &
                     Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1                  Form of Fixed Rate Global Note

4.2                  Form of Floating Rate Global Note
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